================================================================================

                               THE ---------------
                                   WESTPORT
                               ------------- FUNDS

                                     [LOGO]

                                  ANNUAL REPORT
                                December 31, 2002

                                  888-593-7878

                                    website:
                              www.westportfunds.com

                                 ---------------
                                 WESTPORT [LOGO]
                                 ---------------
                                   INVESTMENTS
                                 ---------------

================================================================================

LETTER TO SHAREHOLDERS                                          JANUARY 14, 2003
================================================================================

Dear Fellow Shareholder:

The close of 2002 marked the fifth anniversary of the launch of The Westport Funds. Returns from both Funds in the first four years were positive but the decline in the equity markets in 2002 was too large and too broad to overcome. The S&P 500 Index (S&P 500) recorded negative returns for the last three years, with the loss in 2002 approximately twice that in 2000 and 2001. Three consecutive years of negative returns for the S&P 500 has not occurred since the 1939-1941 period. In fact, approximately 70% of the stocks on the major U.S. exchanges posted declines in 2002, which reflects the extent of the damage in the equity market. Growth stocks, value stocks, large-cap and small-cap stocks all posted losses last year.

                                TABLE OF RESULTS

                               THE WESTPORT FUNDS

                       TOTAL RETURNS* - DECEMBER 31, 2002

--------------------------------------------------------------------------------
                                                            SINCE INCEPTION i
                                             ONE YEAR          TO 12/31/02
FUND OR INDEX                             ENDED 12/31/02     (AVERAGE ANNUAL)
--------------------------------------------------------------------------------
Westport Select Cap Fund - Class R ii        -15.2%               11.4%
Russell 2000(r) Index                        -20.5%                1.4%
--------------------------------------------------------------------------------
Westport Fund - Class R iii                  -16.9%                9.0%
S&P 400 MidCap(r) Index iv                   -14.5%                6.4%
Russell Midcap(r) Index iv                   -16.2%                2.2%
--------------------------------------------------------------------------------

* The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike 2001, when the returns of small companies exceeded those of large companies, the losses from both groups were similar in 2002 as measured by broad-based stock market indices. The Westport Select Cap Fund's performance in 2002 exceeded that of the Russell 2000 Index by 5.3 percentage points, while the performance of the Westport Fund slightly trailed the mid-cap benchmarks, whose returns were the best among the broad based market indices. The majority of the negative returns for both Funds can be traced to technology holdings - software and semiconductors. As longstanding shareholders are aware, the investment strategy of each of the Funds is to invest in attractive businesses when they are undervalued. The Funds' five-year results are more indicative of the effectiveness of this strategy, especially as this time period includes a wide range of stock market environments. Morningstar Inc.'s classification system confirms both Funds' solid performance over the past five years, with the Westport Select Cap Fund and the Westport Fund ranked as the seventh best small-cap blend fund out of 167 such funds and the eighth best mid-cap blend fund out of 105 such funds for the five-year period, respectively. v

Several events during 2002 contributed to the broad-based decline of the stock market. At the start of the year, the economy and the equity markets were beginning to recover from the effects of the tragic events of September 11, 2001. However, the stock market began to slip late in the second quarter of 2002 when signs began to appear that the economic growth experienced late in 2001 and in the first quarter of 2002 was not continuing. Economic growth slowed from 5% in first quarter 2002 to slightly more than 1% in second quarter 2002. This sub-par performance versus the economic growth normally experienced in the first year exiting a recession directly contributed to a 13% drop in the S&P 500 in the first half of 2002. A second major issue that adversely affected the market was investor concern over the accuracy and validity of corporate financial statements, which initially surfaced with the collapse of Enron Corporation. This concern intensified during the second half of 2002 after fraudulent practices were alleged to have occurred at Adelphia Communications Corp., and WorldCom Inc. in addition to Enron. The reaction of many investors after these revelations was to treat financial results as suspect at best, or grossly misleading at worst. This investor mistrust, as well as residual overvaluation from the telecom and Internet bubble, pressured returns throughout 2002. The result was a further 10% drop in the S&P 500 during the second half of 2002.

PORTFOLIO COMMENTS

Given this environment, a majority of companies among the Funds' portfolio holdings saw negative returns. As mentioned earlier, the most negative results for 2002 were generally recorded by technology companies, and both Funds have significant holdings in software companies. The stock prices of a number of these companies declined more than 50% for the year. Revenue experienced little or no growth in 2002, primarily because their customers tightened information technology budgets early in 2002, generally holding those budgets flat or allowing only a modest increase versus the prior year. Recent events suggest, however, that the outlook for these companies has bottomed. Not only have corporate expenditures for software improved to an approximate 5% annual growth rate in the second half of 2002, but also the acquisition of software companies for cash has increased. Larger companies with significant software businesses are purchasing smaller companies in order to extend their product offerings. For example, Rational Software, a holding of both Funds, agreed to be acquired by IBM in mid-December, and, in January 2003, Synopsys, Inc. announced the acquisition of Numerical Technologies, Inc., a small holding of the Westport Fund. Earlier in the year, Cadence Design Systems, Inc. acquired Simplex Solutions, Inc., a holding in the Westport Select Cap Fund. All three of these acquisitions were announced with significant price premiums.

Although the majority of stocks in the Funds' portfolios showed negative returns for 2002, there were some pockets of strength, mostly related to the consumer or beneficiaries of higher commodity prices. In these areas, which include retail, banking, insurance brokers, energy and defense, specific holdings in the Funds showed excellent performance with returns of over 20%. In retail, high-end merchant Saks Inc. in the Select Cap Fund and closeout specialist Big Lots Inc., in both Funds, each provided unrealized gains of greater than 25% for the year. Small and mid-sized banks as a group also provided excellent returns in 2002 because the level of bad credits did not increase, unlike the prior recession in the early 1990s. Insurance broker Hilb, Rogal and Hamilton Company was a top performer in both Funds, appreciating 46% during the year. Helped by improved natural gas prices late last year, exploration and production companies provided positive returns in 2002. Domestic producers cut back on exploration as a large inventory of gas carried over from the warm winter of 2000-2001 depressed prices in early 2002. The best performer amongst the Funds' energy holdings was Pogo Producing Company, appreciating 42% during the year. There was also takeover activity in energy with the publicly held minority interest of Pure Resources, a holding in the Select Cap Fund, acquired in a stock exchange by its majority holder, Unocal, Inc. It is interesting to note that in 2001 energy was one of the worst performing industry segments in the Funds while software was one of the best performing segments. This reversal in 2002 is a good example of the volatility in the current environment. Another industry that provided returns greater than 20% for the year was defense-related holdings in the Westport Fund - Rockwell Collins, Inc. and Veridian Corp.

OUTLOOK

At this time last year, market strategists were forecasting positive returns for the stock market for 2002. One year later they are again forecasting positive returns for the new year. The odds are far better that the 2003 forecast is correct. There are three important factors that support this statement. First, the price earnings ratio (P/E) at the beginning of 2002 was approximately 24, which was based on operating earnings estimates for the S&P 500 with no adjustment for stock options or pension fund income. With the 23% decline in the S&P 500 during 2002 combined with a modest projected gain of less than 10% in operating earnings for 2003, that P/E is now closer to 17. While still above its historic average, it is substantially below its level of one year ago, suggesting significant deflation of the valuation bubble.

Second, significant monetary stimulus was provided to the U.S. economy with the multiple rate cuts by the Federal Reserve in 2001. The fed funds rate was reduced by 4.75% in 2001 and held steady in 2002 until November when the Federal Reserve Board reduced it a further 0.5% to 1.25%, the lowest rate in more than 40 years. Third, at the beginning of 2001 a multi-year tax cut for individuals was passed as part of a broader tax reduction package. A new fiscal stimulus package proposes the acceleration of tax cuts targeted at individuals in the original 2001 legislation. This new package also contains a proposal to eliminate the double taxation of dividends on individuals. The proposal is actually broader, exempting corporate earnings from double taxation whether the corporation pays those earnings out as dividends or retains them. Clearly designed to improve the after tax return on capital, the exemption would encourage corporations to undertake new projects, thereby increasing capital expenditures and adding employees. The new package is also timely as consumer spending growth began to taper off in August and the level of discretionary funds obtained from refinancing home mortgages, which provided substantial support for consumers, is very unlikely to be matched in 2003 given that current interest rates are nearer to zero. Finally, there are other factors that could positively impact 2003. If the situation in Iraq is resolved fairly quickly, a key uncertainty would be eliminated, improving investor sentiment. If a regime change in Iraq is part of the solution, it may well lead to lower oil prices, which would provide welcome stimulus to the global economy.

Despite all of these positives, the outlook for this year is mixed. Equity market valuation still exceeds its historic norm and even the forecasted modest rise in earnings for 2003 is at risk given the lack of corporate pricing power and high level of competition for sales. If corporate earnings for 2003 do not meet expectations, investors may project a lower future growth rate for equities causing P/E ratios to decline further. Realistically, considering both the current environment and market valuation, equity returns in 2003 are likely to be modest. The key to better results is stock selection, which is the cornerstone of the successful strategy used to build the track record in The Westport Funds' first five years.

Sincerely,

/s/ Edmund H. Nicklin, Jr.    /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.        Andrew J. Knuth

* The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997.

ii The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 12.

iii The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 10.

iv The Standard & Poor's MidCap 400(r) Index is a capitalization-weighted index that measures performance of the mid-range of the U.S. stock market. The Russell Midcap(r) Index is an index comprised of the 800 smallest companies in the Russell 1000(r) Index (an index of the 1,000 largest companies in the Russell 3000(r) Index) On March 8, 2002, the Fund's Board of Trustees elected to change the Westport Fund's benchmark index from the Standard & Poor's MidCap 400(r) Index to the Russell Midcap(r) Index, as its broader base better represents the securities in which the Fund currently invests. The Russell 2000(r) Composite Stock Index, representing approximately 11% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000(r) Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity markets). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses.

v Morningstar Category Rankings are based on total return for the periods stated with dividends and distributions reinvested and do not take into account or reflect sales charges. As of December 31, 2002, the Westport Select Cap Fund was ranked #110 out of 229 small-cap blend funds for the 3-year period and was #151 out of 314 funds for the one-year period. As of December 31, 2002, the Westport Fund was ranked #78 out of 172 mid-cap blend funds for the 3-year period and for the one year period was #169 out of 292. The rankings and performance information given are for R Shares only. Other share classes' rankings and performance data will vary. Performance figures represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. The Westport Funds each offer R and I Shares of the Funds, which include different charges, fees and expense levels that may affect performance.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WESTPORT FUND - CLASS R, THE S&P 400 MIDCAP INDEX, RUSSELL MIDCAP(R) INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                             Westport Fund - Class R
                          Average Annual Total Returns

                    1 Year                   Since Inception*
                   (16.91)%                         9.02%
                  ---------------------------------------------
                  Westport Fund - Class R               $15,398
                  S&P 400 MidCap Index                  $13,643
                  Russell Midcap(r) Index               $11,146
                  ---------------------------------------------


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         WESTPORT SMALL CAP FUND - CLASS 4 AND THE RUSSELL 2000(R) INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                        Westport Small Cap Fund - Class R
                          Average Annual Total Returns

                    1 Year                   Since Inception*
                   (15.22)%                        11.41%
                  ---------------------------------------------
                  Westport Small Cap Fund - Class R     $17,166
                  Russell 2000(R) Index                 $ 9,339
                  ---------------------------------------------

* The charts above represent the performance of Class R shares only, which may vary form the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Commencement of operations of Class R shares was December 31, 1997. The Class I shares of the Westport Small Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
==============================================================================================================
                                                                                                  WESTPORT
                                                                              WESTPORT           SELECT CAP
                                                                                FUND                FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At acquisition cost .................................................   $     20,529,184    $  1,011,738,186
  At market value (Note 2) ............................................   $     19,375,178    $  1,002,343,890
Dividends receivable ..................................................              9,274             543,045
Receivable for capital shares sold ....................................            114,652           2,611,256
Receivable from Adviser ...............................................             16,529                  --
Other assets                                                                        22,780              24,740
                                                                          ----------------    ----------------
  TOTAL ASSETS ........................................................         19,538,413       1,005,522,931
                                                                          ----------------    ----------------

LIABILITIES
Payable for capital shares redeemed ...................................            183,261           3,685,109
Payable for securities purchased ......................................                 --           2,477,789
Payable to affiliates (Note 4) ........................................              6,152             968,103
Other accrued expenses and liabilities ................................             27,457             237,428
                                                                          ----------------    ----------------
  TOTAL LIABILITIES ...................................................            216,870           7,368,429
                                                                          ----------------    ----------------

NET ASSETS ............................................................   $     19,321,543    $    998,154,502
                                                                          ================    ================

Net assets consist of:
Paid-in capital .......................................................   $     20,489,790    $  1,019,348,467
Accumulated net realized losses from security transactions ............            (14,241)        (11,799,669)
Net unrealized depreciation on investments ............................         (1,154,006)         (9,394,296)
                                                                          ----------------    ----------------
Net assets ............................................................   $     19,321,543    $    998,154,502
                                                                          ----------------    ----------------

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .............................   $     16,433,903    $    314,403,851
                                                                          ================    ================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) (Note 5) ........................          1,359,163          19,067,553
                                                                          ================    ================
Net asset value, offering price and redemption price per share (Note 2)   $          12.09    $          16.49
                                                                          ================    ================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .............................   $      2,887,640    $    683,750,651
                                                                          ================    ================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) (Note 5) ........................            239,690          41,208,754
                                                                          ================    ================
Net asset value, offering price and redemption price per share (Note 2)   $          12.05    $          16.59
                                                                          ================    ================

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
======================================================================================================
                                                                                           WESTPORT
                                                                         WESTPORT         SELECT CAP
                                                                           FUND              FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .......................................................   $      145,260    $    5,572,245
  Interest ........................................................             --              72,088
  Other (Note 2) ..................................................             --              65,924
                                                                      --------------    --------------
  TOTAL INVESTMENT INCOME .........................................          145,260         5,710,257
                                                                      --------------    --------------

EXPENSES
  Investment advisory fees (Note 4) ...............................          186,987        10,278,565
  Administration fees (Note 4) ....................................           20,820           382,280
  Shareholder servicing fees, Class R (Note 4) ....................             --             379,617
  Transfer agent fees, Class R (Note 4) ...........................           12,000           292,287
  Transfer agent fees, Class I (Note 4) ...........................           12,000            48,000
  Accounting services fees (Note 4) ...............................           30,000            73,133
  Registration fees, Common .......................................            2,763            30,303
  Registration fees, Class R ......................................            7,252            20,987
  Registration fees, Class I ......................................            7,129            20,007
  Custodian fees ..................................................            8,200            79,285
  Professional fees ...............................................           52,931            81,063
  Shareholder reporting costs .....................................            3,000            29,999
  Trustees' fees and expenses .....................................           15,502            15,499
  Postage and supplies ............................................            7,803            25,563
  Insurance expense ...............................................            6,804             8,514
  Amortization of organization expenses (Note 2) ..................            4,350             4,350
  Other expenses ..................................................            1,502             2,601
                                                                      --------------    --------------
    TOTAL EXPENSES ................................................          379,043        11,772,053
  Fees waived and/or expenses reimbursed by the Adviser (Note 4) ..          (67,389)             --
                                                                      --------------    --------------
    NET EXPENSES ..................................................          311,654        11,772,053
                                                                      --------------    --------------

NET INVESTMENT LOSS ...............................................         (166,394)       (6,061,796)
                                                                      --------------    --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security transactions ..........           13,740       (11,014,745)
  Net change in unrealized appreciation/depreciation on investments       (3,685,909)     (165,361,434)
                                                                      --------------    --------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS .................       (3,672,169)     (176,376,179)
                                                                      --------------    --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ........................   $   (3,838,563)   $ (182,437,975)
                                                                      ==============    ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      WESTPORT FUND                  WESTPORT SELECT CAP FUND
                                                             --------------------------------------------------------------------
                                                              FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss ....................................   $     (166,394)   $      (99,101)   $   (6,061,796)   $   (1,651,247)
  Net realized gains (losses) from security transactions .           13,740           797,321       (11,014,745)       16,121,644
  Net change in unrealized appreciation/depreciation
    on investments .......................................       (3,685,909)          228,891      (165,361,434)       45,816,891
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets from operations ....       (3,838,563)          927,111      (182,437,975)       60,287,288
                                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains, Class R .......................               --          (325,696)               --        (2,930,559)
  From net realized gains, Class I .......................               --          (235,422)               --        (9,478,763)
                                                             --------------    --------------    --------------    --------------
Decrease in net assets from distributions to shareholders                --          (561,118)               --       (12,409,322)
                                                             --------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
  Proceeds from shares sold ..............................       14,733,331         1,361,653       275,747,522       148,494,468
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ........               --           322,290                --         2,896,977
  Payments for shares redeemed ...........................       (6,717,616)       (5,433,484)     (116,427,909)      (62,755,647)
Net increase (decrease) in net assets from Class R
  share transactions .....................................        8,015,715        (3,749,541)      159,319,613        88,635,798
CLASS I
  Proceeds from shares sold ..............................        2,380,223        10,058,254       325,869,080       267,162,499
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................               --           235,422                --         7,613,945
  Payments for shares redeemed ...........................       (8,207,058)       (1,220,383)     (186,216,762)      (88,361,217)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets from Class I
  share transactions .....................................       (5,826,835)        9,073,293       139,652,318       186,415,227
                                                             --------------    --------------    --------------    --------------
Net increase in net assets from capital share transactions        2,188,880         5,323,752       298,971,931       275,051,025
                                                             --------------    --------------    --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (1,649,683)        5,689,745       116,533,956       322,928,991

NET ASSETS:
  Beginning of year ......................................       20,971,226        15,281,481       881,620,546       558,691,555
                                                             --------------    --------------    --------------    --------------
  End of year ............................................   $   19,321,543    $   20,971,226    $  998,154,502    $  881,620,546
                                                             ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                    ------------------------------------------------------------------------
                                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                       ENDED          ENDED          ENDED          ENDED          ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $    14.55     $    14.37     $    14.75     $    11.22     $    10.00
                                                     ----------     ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment loss ............................        (0.10)         (0.08)         (0.04)         (0.08)         (0.05)
  Net realized and unrealized gains (losses)
    on investments ...............................        (2.36)          0.65           1.35           5.21           1.27
                                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations .................        (2.46)          0.57           1.31           5.13           1.22
                                                     ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net realized gains ........................         --            (0.39)         (1.69)         (1.60)          --
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...................   $    12.09     $    14.55     $    14.37     $    14.75     $    11.22
                                                     ==========     ==========     ==========     ==========     ==========

Total return .....................................      (16.91%)         3.99%          8.68%         46.13%         12.20%
                                                     ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ................   $   16,434     $   11,737     $   15,281     $   10,219     $    6,099
                                                     ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets ......        1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of gross expenses to average net assets(A) .        1.82%          1.68%          1.91%          2.67%          3.60%

Ratio of net investment loss to average net assets       (0.80%)        (0.54%)        (0.35%)        (0.81%)        (0.71%)

Portfolio turnover rate ..........................          40%            15%            48%            68%            63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
============================================================================================
                              PER SHARE DATA FOR A SHARES OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------
                                                                       CLASS I
                                                             -------------------------------
                                                             FOR THE YEAR    FOR THE PERIOD
                                                                ENDED            ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2002           2001 (A)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................   $    14.55       $    14.96
                                                              ----------       ----------

Income from investment operations:
  Net investment loss .....................................        (0.15)           (0.06)
  Net realized and unrealized gains (losses) on investments        (2.35)            0.04
                                                              ----------       ----------
Total from investment operations ..........................        (2.50)           (0.02)
                                                              ----------       ----------

Less distributions:
  From net realized gains .................................         --              (0.39)
                                                              ----------       ----------

Net asset value at end of period ..........................   $    12.05       $    14.55
                                                              ==========       ==========

Total return ..............................................      (17.18%)          (0.11%)(B)
                                                              ==========       ==========

Net assets at end of period (000's) .......................   $    2,888       $    9,234
                                                              ==========       ==========

Ratio of net expenses to average net assets ...............        1.50%            1.50%(C)

Ratio of gross expenses to average net assets (D) .........        1.82%            1.83%(C)

Ratio of net investment loss to average net assets ........       (0.81%)          (0.54%)(C)

Portfolio turnover rate ...................................          40%              15%(C)

(A) Represents the period from the commencement of operations (February 9, 2001) through December 31, 2001.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================================
                                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS R
                                                  ------------------------------------------------------------------------
                                                  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $    19.45     $    18.23     $    16.47     $    11.54     $    10.00
                                                   ----------     ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment income (loss) .................        (0.12)         (0.05)          0.02          (0.03)         (0.02)
  Net realized and unrealized gains (losses)
    on investments .............................        (2.84)          1.55           2.22           4.96           1.56
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (2.96)          1.50           2.24           4.93           1.54
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net investment income ...................         --             --            (0.03)          --             --
  From net realized gains ......................         --            (0.28)         (0.45)          --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................         --            (0.28)         (0.48)          --             --
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $    16.49     $    19.45     $    18.23     $    16.47     $    11.54
                                                   ==========     ==========     ==========     ==========     ==========

Total return ...................................       (15.22%)         8.22%         13.60%         42.72%         15.40%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ..............   $  314,404     $  209,605     $  110,423     $   79,851     $   20,637
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets ....         1.29%          1.24%          1.27%          1.43%          1.50%

Ratio of gross expenses to average net assets ..         1.29%          1.24%          1.27%          1.43%          1.79%(A)

Ratio of net investment income (loss) to average
  net assets ...................................        (0.74%)        (0.33%)         0.13%         (0.33%)        (0.39%)

Portfolio turnover rate ........................            4%            11%            15%            10%            19%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                                  -------------------------------------------------------------------------
                                                  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE PERIOD
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      2002           2001           2000           1999         1998 (A)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $    19.53     $    18.28     $    16.50     $    11.55     $    10.92
                                                   ----------     ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment income (loss) .................        (0.09)         (0.03)          0.03          (0.01)         (0.02)
  Net realized and unrealized gains (losses)
    on investments .............................        (2.85)          1.56           2.23           4.96           0.65
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (2.94)          1.53           2.26           4.95           0.63
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net investment income ...................         --             --            (0.03)          --             --
  From net realized gains ......................         --            (0.28)         (0.45)          --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................         --            (0.28)         (0.48)          --             --
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $    16.59     $    19.53     $    18.28     $    16.50     $    11.55
                                                   ==========     ==========     ==========     ==========     ==========

Total return ...................................      (15.05%)         8.36%         13.69%         42.86%          5.77%(B)
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) ............   $  683,751     $  672,016     $  448,269     $  205,507     $   33,230
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets ....        1.07%          1.13%          1.14%          1.24%          1.50%(C)

Ratio of gross expenses to average net assets ..        1.07%          1.13%          1.14%          1.24%          1.64%(C)(D)

Ratio of net investment income (loss) to average
  net assets ...................................       (0.53%)        (0.21%)         0.26%         (0.13%)        (0.36%)(C)

Portfolio turnover rate ........................           4%            11%            15%            10%            19%(C)

(A) Represents the period from the commencement of operations (February 16, 1998) through December 31, 1998.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
================================================================================
1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (formerly, the Westport Small Cap Fund) (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attrac-tive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

The Westport Select Cap Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $2 billion or less at the time of the Fund's initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may deter-mine that the company continues to present a significant investment opportunity. In such instances, as long as the com-pany's market capitalization does not exceed $4 billion, the Fund may add to an existing position in that company's secu-rities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larg-er market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced opera-tions on February 16, 1998 and February 9, 2001, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of trad-ing on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accor-dance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annu-ally. Organization expenses - Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemp-tion proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a spe-cific identification basis.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the report-ed amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other income represents an adjustment to expenses accrued that were previously overestimated.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code avail-able to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distrib-utes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's inten-tion to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undis-tributed amounts from prior years.

The tax character of distributions paid for the periods ended December 31, 2002 and December 31, 2001 were as follows:

====================================================================================
                                  WESTPORT FUND            WESTPORT SELECT CAP FUND
                           ---------------------------   ---------------------------
                               YEAR           YEAR           YEAR           YEAR
                              ENDED          ENDED          ENDED          ENDED
                             DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                               2002           2001           2002           2001
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income* .....   $         --   $     61,074   $         --   $  1,655,452
  Long-term capital gain             --        500,044             --     10,699,918
  Return of capital ....             --             --             --         53,952
                           ------------   ------------   ------------   ------------
                           $         --   $    561,118   $         --   $ 12,409,322
                           ============   ============   ============   ============
====================================================================================

* For tax purposes, ordinary income includes short-term capital gains.

The following information is computed on a tax basis for each item for the year ended December 31, 2002:
--------------------------------------------------------------------------------
                                                  Westport           Westport
                                                    Fund         Select Cap Fund
--------------------------------------------------------------------------------
Undistributed ordinary income ............    $           --     $           --
Capital loss carryforward ................                --        (11,729,755)
Undistributed long-term gains ............                --
Gross unrealized appreciation ............         3,106,314        157,623,908
Gross unrealized depreciation ............        (4,274,561)      (167,088,118)
Post-October losses ......................                --*                --*
                                              --------------     --------------
Total accumulated earnings ...............    $   (1,168,247)    $  (21,193,965)
                                              ==============     ==============
Federal income tax cost ..................    $   20,543,425*    $1,011,808,100*
                                              ==============     ==============
--------------------------------------------------------------------------------

* The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principals generally accepted in the United States of America. Post-October losses may be utilitized in future years to offset net realized cap-ital gains, if any, prior to distributing such gains to shareholders.

The Westport Select Cap Fund has $11,729,755 of capital loss carryforwards that will expire December 31, 2010. These capital loss carryforwards may be used to offset future gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - As of December 31, 2002 the Funds made reclassifications of net investment loss as follows:

--------------------------------------------------------------------------------
                                 Undistributed      Accumulated
                                 Net Investment    Net Realized    Gains Paid-in
                                      Loss        on Investments      Capital
--------------------------------------------------------------------------------
Westport Fund ................    $    166,394    $    (10,251)    $   (156,143)
Westport Select Cap Fund .....    $  6,061,796    $         --     $ (6,061,796)
--------------------------------------------------------------------------------

The above reclassifications have no effect on the Funds' net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $10,370,179 and $7,628,751, respectively, for the Westport Fund, and $370,517,042 and $38,715,210, respectively, for the Westport Select Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), Integrated Fund Services, Inc. (IFS), the
administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the Funds' principal underwriter.

INVESTMENT ADVISORYAGREEMENT

The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the year ended December 31, 2002, the Adviser waived $67,389 of its investment advisory fee.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance ser-vices for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund based on each Fund's respective average daily net assets, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT

Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder ser-vice functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS out-of- pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio secu-rities.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not oth-erwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder ser-vicing agent maintains a servicing relationship. For the year ended December 31, 2002, shareholder servicing fees of $628,038 were paid by Class R shares of the Westport Select Cap Fund.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the fol-lowing capital share transactions:

---------------------------------------------------------------------------------------------------------------------
                                                             Westport Fund                Westport Select Cap Fund
                                                      -----------------------------     -----------------------------
                                                      For the Year     For the Year     For the Year     For the Year
                                                         Ended            Ended            Ended            Ended
                                                        Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,
                                                          2002             2001             2002             2001
---------------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ......................................       1,070,742          111,318       14,909,595        8,004,786
Shares issued in reinvestment of
  distributions to shareholders ..................              --           22,120               --          147,880
Shares redeemed ..................................        (518,505)        (389,902)      (6,618,548)      (3,433,591)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding ....         552,237         (256,464)       8,291,047        4,719,075
Shares outstanding, beginning of year ............         806,926        1,063,390       10,776,506        6,057,431
                                                      ------------     ------------     ------------     ------------
Shares outstanding, end of year ..................       1,359,163          806,926       19,067,553       10,776,506
                                                      ============     ============     ============     ============
CLASS I
Shares sold ......................................         171,309          703,539       17,266,771       14,316,829
Shares issued in reinvestment of
  distributions to shareholders ..................              --           16,158               --          387,084
Shares redeemed ..................................        (566,307)         (85,009)     (10,467,943)      (4,810,168)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding ....        (394,998)         634,688        6,798,828        9,893,745
Shares outstanding, beginning of year ............         634,688               --       34,409,926       24,516,181
                                                      ------------     ------------     ------------     ------------
Shares outstanding, end of year ..................         239,690          634,688       41,208,754       34,409,926
                                                      ============     ============     ============     ============
---------------------------------------------------------------------------------------------------------------------

6.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

                          CURRENT POSITION                                                 NUMBER OF FUNDS
                          WITH TRUST AND           PRINCIPAL OCCUPATION(S)                 OVERSEEN         OTHER
NAME/ADDRESS/AGE          LENGTH OF TIME SERVED    DURING LAST 5 YEARS                     WITHIN TRUST     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
Raymond J. Armstrong      Trustee                  retired                                 2                none
253 Riverside Avenue      12/31/97 - present
Westport, CT 06880
Age - 77

Stephen E. Milman         Trustee                  retired                                 2                none
253 Riverside Avenue      12/31/97 - present
Westport, CT 06880
Age - 65

D. Bruce Smith, II        Trustee                  retired                                 2                none
253 Riverside Avenue      12/31/97 - present
Westport, CT 06880
Age - 64

INTERESTED TRUSTEES*:

Edmund H. Nicklin, Jr.    Trustee and President    Managing Director, Westport Advisers    2                Lake Huron Cellular
253 Riverside Avenue      12/31/97 - present       LLC; Executive Vice President,                           Corp. Director and
Westport, CT 06880                                 Westport Asset Management, Inc.                          President 4/91 - present
Age - 56

Ronald H. Oliver          Trustee, Executive       Managing Director, Westport Advisers    2                none
253 Riverside Avenue      Vice President,          LLC; President, Westport Asset
Westport, CT 06880        Secretary                Management, Inc.
Age - 74                  12/31/97-Present

* All Interested Trustees are "interested persons" of the Funds as defined in the Investment Company Act of 1940 by virtue of their interest in the investment adviser.

                         CURRENT POSITION                                                      NUMBER OF FUNDS
                         WITH TRUST AND            PRINCIPAL OCCUPATION(S)                     OVERSEEN          OTHER
NAME/ADDRESS/AGE         LENGTH OF TIME SERVED     DURING LAST 5 YEARS                         WITHIN TRUST      DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST:
Andrew J. Knuth          Executive Vice            Managing Director, Westport                 n/a               n/a
253 Riverside Avenue     President                 Advisers LLC; Chairman, Westport
Westport, CT 06880                                 Asset Management, Inc.
Age - 64

Terry A. Wettergreen     Vice President and        Vice President Operations,                  n/a               n/a
253 Riverside Avenue     Treasurer                 Westport Advisers, LLC
Westport, CT 06880
Age - 52

Russell M. Lynch         Vice President and        Vice President Marketing,                   n/a               n/a
253 Riverside Avenue     Assistant Secretary       Westport Advisers, LLC (1998 -Present);
Westport, CT 06880                                 Vice President Marketing,
Age - 53                                           The Managers Funds (1997-1998)

Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilites of their office, or until he or she resigns from office.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-888-593-7878.

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
================================================================================
                                                                     MARKET
COMMON STOCKS - 95.0%                                  SHARES         VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV/ADVERTISING - 8.5%
Cox Radio, Inc. - Class A (a) ...............          35,000    $      798,350
Insight Communications Company, Inc. (a) ....          29,000           359,020
Interpublic Group of Companies, Inc. ........          35,000           492,800
                                                                 --------------
                                                                      1,650,170
                                                                 --------------

BUSINESS PRODUCTS & SERVICES - 17.9%
American Management Systems, Inc. (a) .......          30,200           362,098
Computer Associates International, Inc ......          41,000           553,500
MRO Software, Inc. (a) ......................          38,000           461,510
Numerical Technologies, Inc. (a) ............           6,000            20,760
Parametric Technology Corp. (a) .............          70,000           176,400
Reynolds & Reynolds Company (The) - Class A .          14,000           356,580
Synopsys, Inc. (a) ..........................          15,300           706,096
TriZetto Group, Inc. (a) ....................          45,600           279,984
Veridian Corporation (a) ....................          25,000           533,500
                                                                 --------------
                                                                      3,450,428
                                                                 --------------

CHEMICALS - 3.6%
Praxair, Inc. ...............................          12,000           693,240
                                                                 --------------

COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
AT&T Corp. ..................................           1,745            45,562
AT&T Wireless Services, Inc. (a) ............           2,808            15,865
Rockwell Collins, Inc. ......................          30,000           697,800
                                                                 --------------
                                                                        759,227
                                                                 --------------

CONSUMER PRODUCTS & SERVICES - 11.7%
Big Lots, Inc. (a) ..........................          18,100           239,463
Del Monte Foods Company (a) .................          50,000           385,000
Duane Reade, Inc. (a) .......................           7,000           119,000
Neiman Marcus Group, Inc. - Class B (a) .....          18,205           497,543
The J.M. Smucker Company ....................          23,154           921,760
Whitehall Jewellers, Inc. (a) ...............          10,700           101,650
                                                                 --------------
                                                                      2,264,416
                                                                 --------------

HEALTH CARE PRODUCTS & SERVICES - 16.9%
AdvancePCS (a) ..............................          25,000           555,250
Healthsouth Corp. (a) .......................          42,500           178,500
Laboratory Corporation of America Holdings (a)         20,000           464,800
Lincare Holdings, Inc. (a) ..................          24,000           758,880
Triad Hospitals, Inc. (a) ...................          12,321           367,535
Universal Health Services, Inc. - Class B (a)          21,000           947,100
                                                                 --------------
                                                                      3,272,065
                                                                 --------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
================================================================================
                                                                     MARKET
COMMON STOCKS - 95.0% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY PRODUCTS - 6.1%
Fairchild Semiconductor Corp. - Class A (a) .          30,000    $      321,300
FEI Company (a) .............................          12,000           183,480
Precision Castparts Corp ....................          19,000           460,750
Texas Instruments, Inc ......................          14,064           211,101
                                                                 --------------
                                                                      1,176,631
                                                                 --------------

INSURANCE - 5.9%
Hilb, Rogal & Hamilton Company ..............          25,400         1,038,860
Prudential Financial, Inc. ..................           3,000            95,220
                                                                 --------------
                                                                      1,134,080
                                                                 --------------

MEDICAL PRODUCTS & SERVICES - 3.5%
Bristol-Myers Squibb Company ................           9,000           208,350
Schering-Plough Corp ........................          21,000           466,200
                                                                 --------------
                                                                        674,550
                                                                 --------------

OIL & GAS PRODUCERS - 5.0%
Pogo Producing Company ......................          16,500           614,625
Southwestern Energy Company (a) .............          30,000           343,500
                                                                 --------------
                                                                        958,125
                                                                 --------------

OIL & GAS SERVICES - 1.9%
Helmerich & Payne, Inc. .....................          13,200           368,412
                                                                 --------------

REGIONAL BANKS & THRIFTS - 5.5%
Cullen/Frost Bankers, Inc. ..................          25,000           817,500
Sterling Financial Corp. (a) ................          13,310           250,494
                                                                 --------------
                                                                      1,067,994
                                                                 --------------

TRANSPORTATION - 2.1%
FedEx Corp. .................................           7,500           406,650
                                                                 --------------

OTHER - 2.5% ................................                           478,188
                                                                 --------------

TOTAL COMMON STOCKS .........................                    $   18,354,176
                                                                 --------------

MONEY MARKETS - 5.3%
First American Treasury .....................       1,021,002    $    1,021,002
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 100.3%
(Cost $20,529,184) ..........................                    $   19,375,178

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)                          (53,635)
                                                                 --------------

NET ASSETS - 100.0% .........................                    $   19,321,543
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS - 90.4%                                    SHARES         VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV/ADVERTISING - 10.3%
Beasley Broadcast Group, Inc. (a) ...........         401,900    $    4,806,724
Cox Radio, Inc. - Class A (a) ...............         928,600        21,181,366
Emmis Communications Corp. (a) ..............       1,549,600        32,278,168
Insight Communications Company, Inc. (a) ....       1,418,500        17,561,030
Salem Communications Corp. - Class A (a) ....         551,425        13,769,082
Young Broadcasting, Inc. - Class A (a) ......         972,800        12,811,776
                                                                 --------------
                                                                    102,408,146
                                                                 --------------

BUSINESS PRODUCTS & SERVICES - 15.9%
American Management Systems, Inc. (a) .......       1,021,300        12,245,387
Arbitron, Inc. (a) ..........................         241,000         8,073,500
Ariba, Inc. (a) .............................       1,097,600         2,722,048
Aspen Technology, Inc. (a) ..................         900,000         2,547,000
Cadence Design Systems, Inc. (a) ............         546,795         6,446,713
Ceridian Corp. (a) ..........................         660,000         9,517,200
Computer Associates International, Inc ......       1,500,000        20,250,000
IMS Health, Inc. ............................       1,078,200        17,251,200
J.D. Edwards & Company (a) ..................       1,198,700        13,521,336
Map Info Corp. (a) ..........................         913,000         5,067,150
MatrixOne, Inc. (a) .........................         975,000         4,192,500
MRO Software, Inc. (a) ......................         521,000         6,327,545
Perot Systems Corp. - Class A (a) ...........       1,493,700        16,012,464
Reynolds & Reynolds Company (The) - Class A .         303,600         7,732,692
SYNAVANT, Inc. (a) ..........................       1,291,550         1,201,142
Synopsys, Inc. (a) ..........................         444,800        20,527,520
TriZetto Group, Inc. (a) ....................         999,400         6,136,316
                                                                 --------------
                                                                    159,771,713
                                                                 --------------

CHEMICALS - 1.1%
Airgas, Inc. (a) ............................         660,900        11,400,525
                                                                 --------------

COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
General Communication, Inc. - Class A (a) ...         810,600         5,439,126
                                                                 --------------

CONSUMER PRODUCTS & SERVICES - 9.2%
Applebee's International, Inc. ..............         351,900         8,160,913
Big Lots, Inc. (a) ..........................       1,578,506        20,883,634
Constellation Brands, Inc. (a) ..............         454,800        10,783,308
Duane Reade, Inc. (a) .......................         667,800        11,352,600
Gaylord Entertainment Company (a) ...........         505,500        10,413,300
Outback Steakhouse, Inc. ....................          70,000         2,410,800
Ruby Tuesday, Inc. ..........................         890,200        15,391,558
Saks, Inc. (a) ..............................         957,300        11,238,702
Whitehall Jewellers, Inc. (a) ...............         138,550         1,316,225
                                                                 --------------
                                                                     91,951,040
                                                                 --------------

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS - 90.4%(CONTINUED)                         SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE PRODUCTS & SERVICES - 8.8%
AdvancePCS (a) ..............................       1,244,843    $   27,647,963
Healthsouth Corp. (a) .......................       2,738,900        11,503,380
Triad Hospitals, Inc. (a) ...................         243,955         7,277,178
Universal Health Services, Inc. - Class B (a)         925,000        41,717,500
                                                                 --------------
                                                                     88,146,021
                                                                 --------------

INDUSTRIAL SERVICES - 1.8%
ITT Educational Services, Inc. (a) ..........         752,200        17,714,310
                                                                 --------------

INDUSTRIAL SPECIALTY PRODUCTS - 4.2%
AAR Corp. ...................................         271,250         1,396,938
DuPont Photomasks, Inc. (a) .................         314,000         7,300,500
JLG Industries, Inc. ........................         371,400         2,796,642
Perkin Elmer, Inc. ..........................         820,000         6,765,000
Precision Castparts Corp ....................         497,000        12,052,249
Rogers Corp. (a) ............................         158,400         3,524,400
Skyworks Solutions, Inc. (a) ................         491,375         4,235,653
Texas Instruments, Inc. .....................         257,448         3,864,294
                                                                 --------------
                                                                     41,935,676
                                                                 --------------

INSURANCE - 5.3%
Brown & Brown, Inc. .........................         487,500        15,756,000
Hilb, Rogal & Hamilton Company ..............         900,000        36,810,000
                                                                 --------------
                                                                     52,566,000
                                                                 --------------

MEDICAL PRODUCTS & SERVICES - 2.8%
AmerisourceBergen Corp. .....................          54,908         2,982,053
Cardinal Health, Inc. .......................          73,194         4,332,353
Owens & Minor, Inc. .........................         285,250         4,683,805
Priority Healthcare Corp. (a) ...............         700,650        16,255,080
                                                                 --------------
                                                                     28,253,291
                                                                 --------------

OIL & GAS PRODUCERS - 8.1%
Forest Oil Corp. (a) ........................         583,300        16,075,748
Houston Exploration Company (a) .............         424,700        12,995,820
Pogo Producing Company ......................         525,000        19,556,250
Southwestern Energy Company (a) .............         642,100         7,352,045
Unocal Corp .................................         819,550        25,061,839
                                                                 --------------
                                                                     81,041,702
                                                                 --------------

REAL ESTATE & CONSTRUCTION - 0.9%
St. Joe Company (The) .......................         283,400         8,502,000
                                                                 --------------

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS - 90.4%(CONTINUED)                         SHARES         VALUE
--------------------------------------------------------------------------------
REGIONAL BANKS & THRIFTS - 7.6%
BankUnited Financial Corp. - Class A (a) ....       1,023,700    $   16,563,466
Downey Financial Corp. ......................         120,000         4,680,000
First Essex Bancorp, Inc. ...................         396,050        13,228,070
Harbor Florida Bancshares, Inc. .............         161,000         3,625,720
People's Bank ...............................         317,500         7,981,950
Seacoast Financial Services Corp. ...........         239,425         4,791,134
Staten Island Bancorp, Inc. .................         160,000         3,222,400
Sterling Financial Corp. (a) ................         341,389         6,424,941
Taylor Capital Group, Inc. (a) ..............         480,000         8,928,000
The South Financial Group, Inc. .............         310,400         6,412,864
                                                                 --------------
                                                                     75,858,545
                                                                 --------------

SECURITY PRODUCTS & SERVICES - 1.0%
Checkpoint Systems, Inc. (a) ................         621,700         6,428,378
The Pittston Company ........................         170,007         3,141,729
                                                                 --------------
                                                                      9,570,107
                                                                 --------------

TRANSPORTATION - 2.6%
EGL, Inc. (a) ...............................         488,550         6,961,838
Florida East Coast Industries, Inc. - Class B         249,515         5,506,796
Landstar System, Inc. (a) ...................         225,634        13,168,000
                                                                 --------------
                                                                     25,636,634
                                                                 --------------

UTILITIES - 3.1%
El Paso Electric Company (a) ................       1,042,850        11,471,350
Nicor, Inc. .................................         560,000        19,056,800
                                                                 --------------
                                                                     30,528,150
                                                                 --------------

MISCELLANEOUS - 7.2%
iShares Russell 2000 Index Fund .............         597,000        45,354,090
Other .......................................      26,125,220
                                                                 --------------
                                                                     71,479,310
                                                                 --------------

TOTAL COMMON STOCKS .........................                    $  902,202,296
                                                                 --------------

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
================================================================================
                                                                     MARKET
MONEY MARKETS - 0.5%                                   SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury .....................       5,332,734    $    5,332,734
                                                                 --------------

                                                                      MARKET
U.S. GOVERNMENT TREASURY OBLIGATIONS - 9.5%         PAR VALUE          VALUE
--------------------------------------------------------------------------------
Treasury Bill, 1.185%, 03/06/03 .............    $ 95,000,000    $   94,808,860
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 100.4%
(Cost $1,011,738,186) .......................                    $1,002,343,890

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4%)                       (4,189,388)
                                                                 --------------

NET ASSETS - 100.0% .........................                    $  998,154,502
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds, comprising respectively, the Westport Fund and Westport Select Cap Fund (formerly, the Westport Small Cap Fund), including the portfolios of investments as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 24, 2003

THIS PAGE INTENTIONALLY LEFT BLANK.

THE WESTPORT FUNDS

Westport Fund
Westport Select Cap Fund

website: www.westportfunds.com

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
IFS Fund Distributors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.